EXHIBIT 6

AUDITORS’ REPORT

To the Shareholders of Royal Bank of Canada

We have audited the consolidated balance sheet of Royal Bank of Canada as at October 31, 2002, and the consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the two-year period ended October 31, 2002. These consolidated financial statements are the responsibility of the bank’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the bank as at October 31, 2002, and the results of its operations and its cash flows for each of the years in the two-year period ended October 31, 2002, in accordance with Canadian generally accepted accounting principles, including the accounting requirements of the Superintendent of Financial Institutions Canada.

We also reported separately on November 19, 2002, to the shareholders of the bank on our audit, conducted in accordance with Canadian generally accepted auditing standards, where we expressed an opinion without reservation on the October 31, 2002 consolidated financial statements, prepared in accordance with United States generally accepted accounting principles.

/s/ “Deloitte & Touche LLP” Chartered Accountants	/s/ “PricewaterhouseCoopers LLP” Chartered Accountants

Toronto, November 19, 2002

AUDITORS’ REPORT

To the Shareholders of Royal Bank of Canada

We have audited the consolidated balance sheet of Royal Bank of Canada as at October 31, 2002, and the consolidated statements of income, changes in shareholders’ equity and cash flows for each of the years in the two-year period ended October 31, 2002. These consolidated financial statements are the responsibility of the bank’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the bank as at October 31, 2002, and the results of its operations and its cash flows for each of the years in the two-year period ended October 31, 2002, in accordance with United States generally accepted accounting principles.

We also reported separately on November 19, 2002, to the shareholders of the bank on our audit, conducted in accordance with Canadian generally accepted auditing standards, where we expressed an opinion without reservation on the October 31, 2002 consolidated financial statements, prepared in accordance with Canadian generally accepted accounting principles, including the accounting requirements of the Superintendent of Financial Institutions Canada.

/s/ “Deloitte & Touche LLP” Chartered Accountants	/s/ “PricewaterhouseCoopers LLP” Chartered Accountants

Toronto, November 19, 2002